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Nations Annuity Trust
Prospectus Supplement
                                                  Supplement dated July 3, 2000
                                                to Prospectus dated May 1, 2000

International Portfolio

Nations International Value Portfolio
Fixed Income Portfolio

Nations High Yield Bond Portfolio

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.


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      NOT FDIC
      INSURED
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    May Lose Value
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  No Bank Guarantee
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[NATIONS FUNDS LOGO]



This supplement reflects the addition of two new portfolios to Nations Annuity Trust, and restates certain information in the Prospectus dated May 1, 2000.


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About this Prospectus Supplement
--------------------------------------------------------------------------------


 This booklet, which is a supplement to the Prospectus dated May 1, 2000, tells you about two new Nations Annuity Trust Portfolios. The Portfolios are the underlying investment vehicles for certain variable annuity and/or variable life insurance separate accounts issued by participating life insurance companies, including Hartford Life Insurance Company. This supplement should be read in connection with the Prospectus information contained in "An Overview of the Portfolios" and "About your investment".

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About the International Portfolio
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             About the sub-adviser

             Banc of America Advisors, Inc. (BAAI) is the investment adviser to the Portfolio. Brandes Investment Partners, L.P. (Brandes) is this Portfolio's sub-adviser. Brandes' Large Cap Investment Committee makes the day-to-day investment decisions for the Portfolio.


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             What is the Graham and Dodd approach to investing?

             Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, Security Analysis, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term -- or intrinsic -- value of a company based on measurable data.

             The team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the Portfolio looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

 Nations International Value Portfolio

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        Investment objective
        This Portfolio seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.


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        Principal investment strategies
        The Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Portfolio typically invests in at least three countries other than the United States at any one time.

 The Portfolio primarily invests in common stocks, preferred stocks and convertible securities, either directly or indirectly through closed-end investment companies and depositary receipts.

 The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio management team uses the "Graham and Dodd" value approach to selecting securities and managing the Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

 The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

                                       3
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You'll find more about other risks of investing in this Portfolio starting on page 7 of this supplement and in the SAI.


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Limits on investments

To help manage risk, the Portfolio has certain limits on its investments. These limits apply at the time an investment is made:


     o The Portfolio will normally invest no more than 5% of its assets in a single security.

     o It may not invest more than the higher of:

       o 20% of its assets in a single country or industry, or

       o 150% of the weighting of a single country or industry in the MSCI EAFE Index (to a maximum of 25% of its assets in a single industry, other than U.S. government securities).

     o It generally may not invest more than 20% of its assets in emerging markets or developing countries.


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        Risks and other things to consider
        Nations International Value Portfolio has the following risks:

        o Investment strategy risk - The management team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the manager expects, or will fall.

        o Foreign investment risk - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments.

        o Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


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        A look at the Portfolio's performance
        The Portfolio commenced its operations on July 3, 2000 and has been in operation for less than a full calendar year, so no performance information has been included in this prospectus.

                                       4
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About the Fixed Income Portfolio
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             About the sub-adviser

             BAAI is the investment adviser to the Portfolio. MacKay Shields LLC (MacKay Shields) is the Portfolio's sub-adviser. The High Yield Portfolio Management Team makes the day-to-day investment decisions for the Portfolio.


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             High yield debt securities

             This Portfolio invests primarily in high yield debt securities, which are often referred to as "junk bonds." High yield debt securities offer the potential for higher income than other kinds of debt securities with similar maturities, but they also have higher credit risk.

     Nations High Yield Bond Portfolio


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        Investment objective
        This Portfolio seeks maximum income by investing in a diversified portfolio of high yield debt securities.


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        Principal investment strategies
        The Portfolio normally invests at least 65% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "B" or better by Moody's Investor Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P). The portfolio management team may choose unrated securities if it believes they are of comparable quality at the time of investment. The Portfolio does not seek to maintain a specific duration. Its duration will generally track that of the CS First Boston High Yield Index.


 The Portfolio invests primarily in:

  o Domestic corporate high yield debt securities, including private placements

  o U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  o Zero-coupon bonds

  o U.S. government obligations

  o Equity securities (up to 25% of its assets), which may include convertible securities


 The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 When selecting investments for the Portfolio, the team:

  o focuses on individual security selection (bottom up analysis)

  o uses fundamental credit analysis

  o emphasizes current income while attempting to minimize risk to principal

  o seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  o tries to manage risk by diversifying the Portfolio's investments across securities of many different issuers

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               You'll find more about other risks of investing in this Portfolio starting on page 7 of this supplement and in the SAI.

 The team may sell a security when its market price rises above the target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification.


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        Risks and other things to consider
        Nations High Yield Bond Portfolio has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the management team chooses will not rise as high as the team expects, or will fall.

        o Credit risk - The types of securities in which the Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Liquidity risk - There is a risk that a security held by the Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

        o Foreign investment risk - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, the implementation of the Euro, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Withholding taxes may also apply to some foreign investments.


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        A look at the Portfolio's performance
        The Portfolio commenced its operations on July 3, 2000 and has been in operation for less than a full calendar year so no performance has been included in this prospectus.

                                       6
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         Other important information

 You'll find specific information about Nations International Value Portfolio's and Nations High Yield Bond Portfolio's principal investments, strategies and risks in the descriptions starting on page 3 of this supplement. The following are some other risks and information you should consider before you invest:

        o Changing investment objectives and policies - The investment objective and certain investment policies of either Portfolio can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

        o Holding other kinds of investments - The Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. Each portfolio management team can also choose not to invest in specific securities described in the prospectus and in the SAI.

        o Foreign investment risk - Portfolios that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; the implementation of the Euro; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S.

        o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic factors in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

                                       7
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        o Investing defensively - A Portfolio may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

        o Portfolio turnover - A Portfolio that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rate for Nations International Value Portfolio and Nations High Yield Bond Portfolio are expected to be no more than 50% and 130%, respectively.

                                       8
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             Banc of America Advisors, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255


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         How the Portfolios are managed


 Investment adviser
 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds family, including the Nations Annuity Trust Portfolios. Nations Annuity Trust is a series of mutual funds that provides underlying investment alternatives for variable annuity contracts and variable life insurance policies.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation. Nations Annuity Trust pays BAAI an annual fee for its investment advisory services. The fee is calculated daily based on the average net assets of each Portfolio and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Portfolio.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Portfolios until April 30, 2001. You'll find a discussion of any waiver and/or reimbursement in the Fee Table Summary section of the preceding Nations Variable Annuity prospectus. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.


 The following chart shows the maximum advisory fees BAAI can receive.


 Annual investment advisory fee, as a % of average daily net assets


                                           Maximum
                                           advisory
                                             fee
  Nations International Value Portfolio   0.90%
  Nations High Yield Bond Portfolio       0.55%

 Investment sub-advisers
 Nations Annuity Trust and BAAI have engaged investment sub-advisers to provide day-to-day portfolio management for the Portfolios. These sub-advisers function under the supervision of BAAI and the Board of Trustees of Nations Annuity Trust.

                                       9
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             Brandes Investment
             Partners, L.P.

             12750 High Bluff Drive
             San Diego, California 92130

 Brandes Investment Partners, L.P.
 Founded in 1974, Brandes is an investment advisory firm with 53 investment professionals who manage more than $40 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.

 Brandes is the investment sub-adviser to Nations International Value Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Portfolio.

 Performance of other international equity funds and accounts managed by Brandes Nations International Value Portfolio commenced its operations on July 3, 2000. The table below is designed to show you how a composite of similar international equity accounts managed by Brandes performed over various periods in the past.

 The fund and the accounts comprising the Brandes composite's investment objective, policies and strategies are substantially similar to Nations International Value Portfolio.

 The table below shows the returns for the Brandes composite compared with the MSCI EAFE Index for the periods ending December 31, 1999. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.


     Average annual total returns as of December 31, 1999


                               Brandes          MSCI EAFE
                             Composite (%)      Index (%)
  one year                      53.42%           26.96%
  three years                   28.44%           15.75%
  five years                    22.90%           12.83%
  since inception (6/30/90)     19.94%            8.86%

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             MacKay Shields LLC

             9 West 57th Street
             New York, New York 10019


     Average annual total returns as of December 31, 1999


               Brandes         MSCI EAFE
            Composite (%)      Index (%)
  1999      53.42%             26.96%
  1998      15.03%             20.33%
  1997      20.00%              1.78%
  1996      16.34%              6.05%
  1995      13.75%             11.21%
  1994      (2.98)%             7.78%
  1993      40.86%             32.56%
  1992       6.28%            (12.17)%
  1991      40.17%             12.13%

 This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Portfolio has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's expenses.

 The Brandes composite includes Brandes International Equity Fund (since 1995) and international equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

 MacKay Shields LLC
 Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $30 billion in assets, including over $6 billion in high yield assets.

 MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Portfolio.

 Prior Performance of other high yield accounts managed by MacKay Shields Nations High Yield Bond Portfolio commenced its operations on July 3, 2000. The table below is designed to show you how a composite of similar high yield accounts managed by MacKay Shields performed over various time periods in the past.

 The accounts comprising the MacKay Shields composite's investment objective, policies and strategies are substantially similar to those of Nations High Yield Bond Portfolio.

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             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

 The table below shows the returns for the MacKay Shields composite compared with the CS First Boston High Yield Index for the periods ending December 31, 1999. The returns reflect deduction of fees and expenses, and assume all dividends and distributions have been reinvested.

     Average annual total returns as of December 31, 1999

                                            CS First Boston
                           MacKay Shields     High Yield
                            Composite (%)       Index (%)
  one year                     10.7%              3.3%
  three years                  10.4%              5.4%
  five years                   14.3%              9.1%
  since inception (7/1/91)     15.6%             10.8%

     Annual total returns as of December 31, 1999

                                        CS First Boston
                        MacKay Shields    High Yield
                         Composite (%)     Index (%)
  1999                    10.7%               3.3%
  1998                     5.0%               0.6%
  1997                    15.9%              12.6%
  1996                    19.6%              12.4%
  1995                    21.2%              17.4%
  1994                     2.6%              (1.0)%
  1993                    23.1%              18.9%
  1992                    23.4%              16.7%
  1991 (since 7/1/91)     12.8%              12.9%

 This information is designed to demonstrate the historical track record of MacKay Shields. It does not indicate how the Portfolio has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Portfolio's fees and expenses.

 The MacKay Shields composite includes all high yield accounts managed by MacKay Shields. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns would have been lower if the composite had been subject to these expenses and regulations and reflected a deduction for investment advisory fees. Performance is expressed in U.S. dollars. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of MacKay Shields. For further information regarding the composite performance, please see the SAI.

 Other service providers
 The Portfolios are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

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             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809


 BAAI is also co-administrator of the Portfolios, and assists in overseeing the administrative operations of the Portfolios. The Portfolios pay BAAI and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Portfolios and is paid monthly, as follows:


  Nations International Value Portfolio   0.22%
  Nations High Yield Bond Portfolio       0.23%

 PFPC Inc. ("PFPC") is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

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